Exhibit 99.4

DOLBY LABORATORIES, INC.

2005 STOCK PLAN

NOTICE OF GRANT OF RESTRICTED STOCK UNITS

FOR U.K. PARTICIPANTS

Unless otherwise defined herein, the terms defined in the Dolby Laboratories, Inc. 2005 Stock Plan, as amended from time to time (the “Plan”) shall have the same defined meanings in this Notice of Grant of Restricted Stock Units for U.K. Participants (the “Notice of Grant”) and the Restricted Stock Unit Agreement for U.K. Participants, attached hereto as Exhibit A (together, the “Restricted Stock Unit Agreement” or the “Agreement”).

Participant: _______________________

You have been granted _________ Restricted Stock Units (the “Award”). Each such Restricted Stock Unit is equivalent to one share of the Company’s Class A Common Stock for purposes of determining the number of shares subject to this award. None of the Restricted Stock Units will be issued (nor will you have the rights of a stockholder with respect to the underlying shares) until the vesting conditions described below are satisfied. Additional terms of this grant are as follows:

Date of Grant:	___________________, 2007

Vesting Schedule:	See attached Vesting Appendix

You acknowledge and agree that this Agreement and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as a Service Provider for the vesting period, for any period, or at all, and shall not interfere with your right or the right of the Company or its Subsidiary to terminate your relationship as a Service Provider at any time, with or without cause.

You hereby agree to accept as binding, conclusive, and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Award.

By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and this Agreement, Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Agreement.

PARTICIPANT	DOLBY LABORATORIES, INC.

Signature	By

Print Name	Title

Vesting Appendix – U.K.

The Restricted Stock Units will vest as provided below, and once vested, shall be settled by the Company’s issuance of shares of Stock or a cash payment reflecting that number of vested Restricted Stock Units.

The Restricted Stock Units will vest after the satisfaction of the following conditions:

EXHIBIT A

DOLBY LABORATORIES, INC.

2005 STOCK PLAN

RESTRICTED STOCK UNIT AGREEMENT

FOR U.K. PARTICIPANTS

1. Grant. The Company hereby grants to the individual set forth in the Notice of Grant of Restricted Stock Units for U.K. Participants (the “Participant”) an award of Restricted Stock Units (“RSUs”) pursuant to Section 8 of the Dolby Laboratories, Inc. 2005 Stock Plan, as set forth in the Notice of Grant of Restricted Stock Units for U.K. Participants (the “Notice of Grant”) and subject to the terms and conditions in this Restricted Stock Unit Agreement for U.K. Participants (the “Agreement”) and the Dolby Laboratories, Inc. 2005 Stock Plan as may be amended from time to time (the “Plan”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

2. Company’s Obligation. Each RSU represents the right to receive a Share after satisfying the applicable vesting conditions set forth in the Notice of Grant. Unless and until the RSUs vest, the Participant will have no right to receive Shares under such RSUs. Prior to actual distribution of any Shares pursuant to the vesting of any RSUs, such RSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

3. Vesting Schedule. Subject to paragraph 4, and to relevant Plan provisions, the RSUs awarded by this Agreement will vest in the Participant according to the vesting schedule specified in the Notice of Grant.

4. Forfeiture upon Termination of Service. Notwithstanding any contrary provision of this Agreement or the Notice of Grant, if the Participant terminates service as a Service Provider, for any or no reason prior to vesting, the unvested RSUs awarded by this Agreement will thereupon be forfeited at no cost to the Company.

5. Payment after Vesting. Any RSUs that vest in accordance with this Agreement will be paid to the Participant (or in the event of the Participant’s death, to his or her estate), subject to the Participant (or his or her estate) satisfying the applicable Tax-Related Items (defined below) withholding obligations set forth in paragraph 11, and in accordance with the following:

(a) For participants who are resident and ordinarily resident in the U.K. at the time of grant, the Company will pay RSUs in Shares only.

(b) For participants who are resident, but not ordinarily resident, in the U.K. at the time of grant, the Company reserves the right to pay vested RSUs in cash or Shares, at its sole discretion.

6. Payments after Death. Any distribution or delivery to be made to the Participant under this Agreement will, if the Participant is then deceased, be made to the administrator or executor of the Participant’s estate. Any such administrator or executor must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7. Rights as Stockholder. Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until Shares (in certificated or uncertificated form in the Company’s sole discretion) have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant or the Participant’s broker.

8. No Guarantee of Continued Service. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF RSUS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN ACTIVE SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING THE PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER. THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH THE PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING THE PARTICIPANT) TO TERMINATE THE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

9. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at 100 Potrero Avenue, San Francisco, CA 94103, U.S.A., Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing or electronically.

10. Code Section 409A. Notwithstanding anything in this Agreement to the contrary, if any Participant would be considered a “specified employee” within the meaning of Section 409A of the Code and the regulations thereunder at the time of such Participant’s termination as a Service Provider, the RSUs (and/or at the election of the Participant the cash received from the sale of the Shares underlying the vested RSUs) will not be paid to the Participant until the date that is six (6) months and one (1) day following the date of the Participant’s termination as a Service Provider.

11. Withholding of Taxes.

(a) Regardless of any action the Company and/or the Subsidiary employing the Participant (the “Employer”) take with respect to any or all income tax, including U.S. federal, state and local tax and/or non-U.S. tax, social insurance, secondary Class 1 National Insurance contributions, payroll tax or other tax-related items (“Tax-Related Items”), the Participant hereby acknowledges that the ultimate liability for all Tax-Related Items legally due by the Participant is and remains the Participant’s responsibility and that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including the award of the RSUs, the vesting of the RSUs, the issuance of Shares or cash payment in settlement of the RSUs, the subsequent sale of Shares acquired at vesting and the receipt of any dividends and/or dividend equivalents; and (ii) do not commit to structure the terms of the Award or any aspect of the RSUs to reduce or eliminate the Participant’s liability for Tax-Related Items.

(b) Prior to the relevant tax withholding event, as applicable, the Participant shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding obligations of the Company and/or the Employer with respect to Tax-Related Items. In this regard, the Participant hereby authorizes the Company and/or the Employer, in their sole discretion and without any notice to or authorization by the Participant, to withhold in Shares underlying the Award, provided that the Company only withholds the number of Shares that have an aggregate market value sufficient to satisfy the minimum withholding amount. The Participant hereby acknowledges that the Participant is deemed to have been issued the full number of Shares subject to the Award of RSUs for tax purposes only, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Items due as a result of the vesting and/or settlement of the RSUs. No fractional Shares will be withheld or issued pursuant to the grant of RSUs and the issuance of Shares thereunder. Alternatively, or in addition, the Company may (a) sell, or instruct the broker whom it has selected for this purpose (on the Participant’s behalf and at the Participant’s direction pursuant to this authorization) to sell the Shares to be issued upon the settlement of the Participant’s RSUs to meet the withholding obligation for Tax-Related Items, and/or (b) withhold all applicable Tax-Related Items legally payable by the Participant from the Participant’s wages or other cash compensation paid to the Participant by the Company and/or the Employer. Finally, the Participant hereby acknowledges that the Participant is required to pay to the Employer any amount of Tax-Related Items that the Employer may be required to withhold as a result of the Participant’s Award of RSUs, vesting of the RSUs, or the issuance of Shares in settlement of vested RSUs that cannot be satisfied by the means previously described. The Participant hereby acknowledges that the Company may refuse to deliver the Shares or cash payment in settlement of the vested RSUs to the Participant if the Participant fails to comply with the Participant’s obligations in connection with the Tax-Related Items as described in this Section 11. The Participant shall have no further rights with respect to any Shares that are retained by the Company pursuant to this provision, and under no circumstances will the Company be required to issue any fractional Shares.

(c) If payment or withholding of the Tax-Related Items due is not made within 90 days of the event giving rise to the Tax-Related Items (the “Due Date”) or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, the

amount of any uncollected Tax-Related Items shall constitute a loan owed by the Participant to the Employer, effective on the Due Date. The Participant agrees that the loan will bear interest at the then-current HM Revenue and Customs (“HMRC”) Official Rate, it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in the Agreement. Notwithstanding the foregoing, if the Participant is a director or executive officer (within the meaning of Section 13(k) of the U.S. Securities & Exchange Act of 1934, as amended), the terms of this provision will not apply to the Participant. In the event that Tax-Related Items are not collected from or paid by a director or executive officer by the Due Date, the amount of any uncollected Tax-Related Items may constitute a benefit to the Participant on which additional income tax and National Insurance Contributions may be payable. The Participant agrees that the Company and/or the Employer may collect any income tax and National Insurance Contributions due on this additional benefit from the Officer by any of the means set forth in the Agreement.

(d) For Participants who are resident and ordinarily resident in the U.K. for tax purposes, as a condition of the vesting of Shares under the Plan, the Participant agrees to accept any liability for secondary Class 1 NICs (“Employer NICs”) which may be payable by the Company or the Employer with respect to the settlement, assignment or release of RSUs or otherwise payable in connection with the right to acquire Shares. To accomplish the foregoing, the Participant agrees to execute a joint election with the Company and/or the Employer (the “Election”), the form of such Election being formally approved by HMRC, and any other consent or elections required to accomplish the transfer of the Employer NICs to the Participant. The Participant further agrees to execute such other joint elections as may be required between himself of herself and any successor to the Company and/or the Employer. The Participant agrees to enter into an Election prior to the vesting of any RSUs.

(e) The Participant has reviewed and understands the tax obligations as set forth in this Agreement and understands that the Company is not providing any tax advice and that the Participant should consult with the Participant’s own tax advisors on the U.S. federal, state, U.K. and local tax consequences of this investment and the transactions contemplated by this Agreement.

12. Nature of Grant. In accepting the RSUs, the Participant acknowledges that:

(a) the grant of the RSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs even if RSUs have been granted repeatedly in the past;

(b) all decisions with respect to future awards of RSUs, if any, will be at the sole discretion of the Company;

(c) the Participant’s participation in the Plan is voluntary;

(d) RSUs are extraordinary items that do not constitute regular compensation for services rendered to the Company or any Subsidiary, and that are outside the scope of the Participant’s employment contract, if any;

(e) RSUs are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, redundancy or end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or any Subsidiary;

(f) the future value of the underlying Shares is unknown and cannot be predicted with certainty;

(g) in consideration of the award of RSUs, no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from termination of employment by the Company or any Subsidiary (for any reason whatsoever and whether or not in breach of local labor laws), and the Participant irrevocably releases the Company and/or the Subsidiary from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the Participant shall be deemed irrevocably to have waived his or her entitlement to pursue such claim;

(h) in the event of involuntary termination of the Participant’s employment (whether or not in breach of local labor laws), the Participant’s right to receive RSUs and vest under the Plan, if any, will terminate effective as of the date that the Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law), and the Administrator shall have the exclusive discretion to determine when the Participant is no longer actively employed for purposes of the RSUs;

(i) the Company is not providing any legal or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the Plan, or the Participant’s acquisition or sale of the underlying Shares; and

(j) the Participant is hereby advised to consult with his or her own personal legal and financial advisors regarding the Participant’s participation in the Plan before taking any action related to the Plan.

13. Data Privacy. The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this Agreement by and among, as applicable, the Employer, the Company, and any Subsidiary for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

The Participant understands that the Company and the Employer may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, e-mail address, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Subsidiary, details of all RSUs or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Personal Data”). The Participant understands that Personal Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the U.K., or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the U.K. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Personal Data by contacting the Participant’s local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Personal Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares received upon vesting of the RSUs. The Participant understands that Personal Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Personal Data, request additional information about the storage and processing of Personal Data, require any necessary amendments to Personal Data or refuse or withdraw the consents herein, without cost, by contacting in writing the Participant’s local human resources representative. The Participant understands that refusal or withdrawal of consent may affect the Participant’s ability to realize benefits from the RSUs. For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.

14. Grant is Not Transferable. Except to the limited extent provided in paragraph 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment, or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

15. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors, and assigns of the parties hereto.

16. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent, or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

17. Plan Governs. This Agreement and the Notice of Grant are subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement or the Notice of Grant and one or more provisions of the Plan, the provisions of the Plan will govern.

18. Notice of Governing Law. This Award will be governed by, and construed in accordance with, the laws of the State of California, U.S.A. without regard to principles of conflict of laws.

19. Electronic Delivery. The Company may, in its sole discretion, decide (a) to deliver by electronic means any documents related to the RSUs granted under the Plan, the Participant’s participation in the Plan, or future Awards that may be granted under the Plan or (b) to request by electronic means the Participant’s consent to participate in the Plan. The Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or any third party designated by the Company.

20. Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any RSUs have vested and whether the Participant is actively employed). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon the Participant, the Company, and all other interested persons. No member of the Administrator will be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement.

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